EXHIBIT 10.3
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                         PLASTIC PALLET PRODUCTION, INC.
                                 REVOLVING NOTE
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$3,000,000.00                                                    Tulsa, Oklahoma
                                                               December 11, 2001

            FOR VALUE RECEIVED, the undersigned, PLASTIC PALLET PRODUCTION, INC., a Texas corporation ("Borrower"), promises to pay to the order of THE F&M BANK & TRUST COMP ANY ("the Bank"), the principal sum of THREE MILLION DOLLARS ($3,000,000.00) or so much as is advanced and remaining unpaid and outstanding hereunder together with interest on the unpaid balance from the date of the execution of this Note at the Prime Lending Rate of Interest as defined in the Loan Agreement between the Bank and Borrower dated as of even date herewith ("Loan Agreement") (which may or may not be the lowest or best interest rate extended to any borrower) plus one-quarter of one percent (.25%) at all times. The rate of interest payable on this Note shall change or fluctuate daily and be adjusted daily based on any daily changes or fluctuations of the Prime Lending Rate of Interest; provided, however, that the rate of interest payable upon the indebtedness evidenced by this Note shall not at any time exceed the maximum rate of interest permitted under the laws of the State of Oklahoma for loans of the type and character evidenced by this Note.

            Notwithstanding the fact that the face amount of the Note is THREE MILLION DOLLARS ($3,000,000.00), the actual principal amount due from Borrower to the Bank at any one time on account of the Note for which interest will accrue will be the sum of all advances made on account hereof, less all principal payments actually received by Bank in collected funds. Subject to the terms of the Loan Agreement, advances on the Note will be made as requested, but the aggregate advances on the Note will be made as requested by Borrower and will be made without regard to the cumulative amount of the advances made under the term of this Note as long as the outstanding principal balance does not at the time of any requested advance, plus the requested advance, exceed the face amount of the Note and as long as no default or event of default shall have occurred under this Note, the Loan Agreement or any other agreement between the Bank and the Borrower. The principal sum and the interest hereon will be paid in installments at the principal office of The F&M Bank & Trust Company in Tulsa, Oklahoma, or such other places it may designate in writing, not later than 2:00 p.m., on the due dates thereof, according to the following schedule:

                        (i) On January 20, 2002, and on the same day of each
            consecutive month thereafter until the final payment, all accrued and unpaid interest shall be due and payable on the principal sums advanced and outstanding under this Note; and

                        (ii) On December 31,2002, a final payment of all accrued
            and unpaid interest and the principal balance of this Note shall be due and payable.

            If any payment of interest or principal due hereunder or any interest or principal on any other indebtedness of the Borrower or any party primarily or secondarily liable hereunder is not
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paid when due, or if any default occurs under any of the Loan Agreement or the loan documents between any party primarily or secondarily liable on this Note, or if a receiver be appointed over any of the property of Borrower or if any proceeding in Bankruptcy be instituted by or against any party primarily or secondarily liable under this Note, the Holder hereof may, at its option, without notice or demand, declare this Note in default and all indebtedness hereunder immediately due and payable. All sums applied to the Note in excess of then due installment of interest or principal, whether by pre-payment, acceleration or otherwise, will be applied first to reduce the reasonable costs incurred under the security documents, then to accrued but unpaid interest, then to installments of principal then due but unpaid and finally, to the installments of principal last maturing in inverse order. In the event of a default, the entire unpaid balance shall be immediately due and payable, together with interest from the date of default on such principal balance at the rate of five percent (5%) per annum above the Prime Lending Rate described above.

            At the maturity of this Note, whether by acceleration or otherwise, the Bank, at its option, may apply to the payment of this Note or to any other indebtedness of Borrower to the Bank, whether then due or not, the deposit balances of Borrower, and may also setoff against all of their liabilities of each maker of a Guaranty to the Bank all money owed by the Bank in any capacity to each or any such person(s); and the Bank shall be deemed to have exercised any such right of set-off and to have made a charge against such money immediately upon occurrence of such default, even though such charge is made or entered onto the books of the Bank subsequently thereto. From time to time the maturity of this Note may be extended or this Note may be renewed, in whole or in part, or a new note of a different form may be substituted for this Note and/or the rate of interest may be changed, or changes may be made in consideration of loan extensions and, the Holder, from time to time, may waive or surrender either in whole or in part any rights, security interest(s), liens, guaranties given for the benefit of the Holder's Note in connection with the payment and securing the payment of this Note; but no such consequence shall in any manner affect, limit, modify or otherwise impair any rights, guaranties, assumption agreements or security not specifically waived, released or surrendered in writing, nor shall any maker, guarantor, person assuming the Debt or any part thereof, endorser or any person who is or might be liable hereon either primarily or contingently, be released from such liability by reason of the occurrence of such event. The Holder hereof, from time to time, shall have the unlimited right to release any person who might be liable hereon, and any such release shall not affect or discharge the liability of any other person who is or might be liable hereon, either primarily or secondarily.

            The Borrower, on its own behalf and all persons assuming liability under this Note, endorsers, guarantors and sureties hereby severally waive, protest, presentment, demand, dishonor, notice of dishonor, notice of protest or non-payment in the case this Note or any payment due hereunder is not paid when due, and agree to any renewal of this Note or to any extension, acceleration or postponement of the time of payment, or any other indulgence to, any substitution, exchange or release of collateral and to the release of any party or person primarily or contingently liable without notice to any maker, endorser, guarantor, surety or other person assuming liability. The Borrower and any guarantor, endorser, and surety or any other person who is or may be primarily liable hereon, will, on demand, pay all costs of collection, including a

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reasonable attorneys' fee to the Holder hereof attempting to enforce the payment of this Note and a reasonable attorneys' fees for defending the validity of the Note or any documents securing this Note. The words "any party" or "all parties" shall, in addition to the undersigned, include endorsers, sureties and guarantors of the Note and the word "undersigned" shall include the singular as well as the plural member.

            This Promissory Note is subject to, and entitled to the benefits of the certain Loan Agreement as a Revolving Notes issued thereunder.

            The Note shall be governed and construed in accordance with laws of the State of Oklahoma.

                                    BORROWER:



                                    PLASTIC PALLET PRODUCTION, INC.
                                    a Texas corporation



                                    By: /s/ Paul A. Kruger
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                                        Paul A. Kruger, President














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